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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our reports, dated February 14, 2000, included in the Private Business, Inc. Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.



                                       /s/ Arthur Andersen LLP
                                       -----------------------------------------

Nashville, Tennessee
June 28, 2000





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